JUNE 21, 2023
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
THE HARTFORD SHORT DURATION FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2023
HARTFORD FIXED INCOME FUNDS PROSPECTUS
DATED MARCH 1, 2023
This Supplement contains new and additional information regarding The Hartford Short Duration Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Timothy E. Smith announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective June 30, 2024, he will no longer serve as a portfolio manager for The Hartford Short Duration Fund. Marc K. Piccuirro, CFA will remain as portfolio manager for The Hartford Short Duration Fund. Accordingly, the following changes are being made to the above referenced Summary Prospectus and Statutory Prospectus:
(1) Effective immediately, under the heading “Management” in the above referenced Summary Prospectus and the heading “The Hartford Short Duration Fund Summary Section - Management” in the above referenced Statutory Prospectus, the following footnote is added next to Mr. Smith’s name in the portfolio manager table:
*
Timothy E. Smith, CFA announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective June 30, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Smith’s portfolio management responsibilities will transition to Marc K. Piccuirro, CFA in the months leading up to his departure.
(2) Under the heading “The Investment Manager and Sub-Adviser –  Portfolio Managers –  Short Duration Fund” in the above referenced Statutory Prospectus, the following information is added for Timothy E. Smith:
Effective June 30, 2024, Mr. Smith will no longer serve as a portfolio manager for the Fund.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7621
June 2023